SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

ABAXIS, INC.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3240 Whipple Road, Union City, CA	94587
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 675-6500

(Former name or address, if changes since last report)

Item 9. Regulation FD Disclosure (Information provided under Item 12 — Disclosure of Results of Operations and Financial Condition)

     On April 24, 2003, the Company released its quarterly earnings announcement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated April 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of April, 2003.

Abaxis, Inc.

By:	/s/ Alberto Santa Ines Alberto Santa Ines Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated April 24, 2003.